FORM 8-K


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                                              SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported):             May 31, 2001
                                                  ----------------------------


                               Global Axcess Corp.
------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter.)


                                     Nevada
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                    (State of incorporation or organization)


          0-17874                                     88-0199674
---------------------------------        -------------------------------------
  (Commission File Number)                (I.R.S. Employee Identification No.)


           2240 Shelter Island Drive, Suite 202, San Diego, California
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                    (Address of principal executive offices)

                                      92106
                                   (Zip Code)

Registrant's telephone number, including area code:      (619) 243-1163
                                                    --------------------------


                              NetHoldings.com, Inc.
                             2929 S.Maryland Parkway
                            Las Vegas, Nevada 89109
         _______________________________________________________________
          (Former name or former address, if changed since last report)

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Item 1.  Changes in Control of Registrant
         ---------------------------------

                  N/A

Item 2.  Acquisition or Disposition of Assets
         -------------------------------------

                  N/A

Item 3.  Bankruptcy or Receivership

                  N/A

Item 4.  Changes in Registrant's Certifying Accountant

                  N/A

Item 5.  Other Events

         The Company received notice of filing and acceptance by the Nevada Secretary of State of its restated and amended Articles of Incorporation, changing the name of the Company to Global Axcess Corp. from NetHoldings.com, Inc. to better reflect its new corporate direction. The new stock trading symbol for the Company is GLXS. The new symbol will be effective June 11, 2001.

Item 6.  Resignation of Registrant's Directors
         --------------------------------------

                  N/A

Item 7.  Financial Statements and Exhibits
         ----------------------------------

                  N/A

Item 8.  Change in Registrant's Fiscal Year
         -----------------------------------

                  N/A


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


                                    SIGNATURE



         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Global Axcess Corp.
                                            Formerly NetHoldings.com, Inc..
                                            (Registrant)



Dated: June 5, 2001                         By:   /s/ Daryl Idler
                                                --------------------------------
                                                      Daryl Idler
                                                      Secretary and Director











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